Exhibit 3.17

ARTICLES OF ORGANIZATION

1.	ENTITY TYPE - check only one to indicate the type of entity being formed:

☒ LIMITED LIABILITY COMPANY	☐ PROFESSIONAL LIMITED LIABILITY COMPANY

2.	ENTITY NAME - see Instructions L010i for full naming requirements - give the exact name of the LLC:

Cactus Realty, LLC

3.	PROFESSIONAL LIMITED LIABILITY COMPANY SERVICES - if and only if professional LLC is checked in number 1 above, describe the professional services that the professional LLC will provide (examples: law firm, accounting, medical):

N/A

4. STATUTORY AGENT - see Instructions L010i
4.1 REQUIRED - give the name (can be an Individual or an entity) and physical or street address (not a P.O. Box) in Arizona of the statutory agent:			4.2 OPTIONAL - mailing address in Arizona of Statutory Agent (can be a P.O. Box):
C T Corporation System
Statutory Agent Name
Attention (optional) 2390 E. Camelback Road			Attention (optional)
Address 1			Address 1
Address 2 (optional) City Phoenix	AZ State	85016 Zip	Address 2 (optional) City	AZ State	Zip
4.3 REQUIRED- the Statutory Agent Acceptance form M002 must be submitted along with these Articles of Organization.

5.	ARIZONA KNOWN PLACE OF BUSINESS ADDRESS:

5.1	Is the Arizona known place of business address the same as the street address of the statutory agent?
☒ Yes - go to number 6 and continue
☐ No - go to number 5.2 and continue

5.2	If you answered “No” to number 5.1, give the physical or street address (not a P.O. Box) of the known place of business of the LLC in Arizona:

Attention (optional)
Address 1
Address 2 (optional)
City Country U U.S.A.	State or Province	Zip

6.	DURATION - if the duration or life period of the LLC is perpetual (forever), then skip this section and continue to number 7 or number 8. Otherwise, check only one box below and fill in the corresponding blank:

☐ The LLC’s life period will end on this date: ________________________________ (enter a date)

☐ The LLC’s life period will end upon the occurrence of this event: (describe an event)

COMPLETE NUMBER 7 OR NUMBER 8 - NOT BOTH.

7.	MANAGER-MANAGED LLC - see Instructions L010i - check this box ☐ if management of the LLC will be vested in a manager or managers, and complete and attach the Manager Structure Attachment form L040. (Both members and managers will be listed on the Manager Structure Attachment.) The filing will be rejected if it is submitted without the attachment.
8.	MEMBER-MANAGED LLC - see Instructions L010i - check this box ☒ if management of the LLC will be reserved to the members, and complete and attach the Member Structure Attachment form L041. The Filing will be rejected if it is submitted without the attachment.
9.	ORGANIZERS - list the name and address, and provide the signature, of each and every organizer – minimum of one is required. If more space is needed, check this box ☐ and complete and attach the Organizer Attachment form L042.
Jaime Long
Name c/o Rosenn, Jenkins & Greenwald, L.L.P.				Name
Address 1 15 South Franklin Street				Address 1
Address 2 (optional) Wilkes-Barre		PA	18711	Address 2
City	UNITED STATES	State	Zip	City	State Zip
Country

SIGNATURE – see Instructions L010i:

By checking the box marked “I accept” below, I Acknowledge under penalty of perjury that this document Together with any attachments is submitted in compliance With Arizona law.

☒ I ACCEPT

/s/ Jaime Long

Signature

Jaime Long

Printed Name                                                                 Date

IF SIGNING FOR AN ENTITY, CHECK ONE, FILL IN BLANK:

☐ Corporation as Organizer – I am signing as an Officer or authorized agent of a corporation and its Name is:

☐ LLC as Organizer – I am signing as a member, Manager, or authorized agent of a limited liability Company, and its name is:

SIGNATURE – see Instructions L010i:

By checking the box marked “I accept” below, I Acknowledge under penalty of perjury that this document Together with any attachments is submitted in compliance With Arizona law.

☐ I ACCEPT

Signature

Jaime Long

Printed Name                                                                 Date

IF SIGNING FOR AN ENTITY, CHECK ONE, FILL IN BLANK:

☐ Corporation as Organizer – I am signing as an Officer or authorized agent of a corporation and its Name is:

☐ LLC as Organizer – I am signing as a member, Manager, or authorized agent of a limited liability Company, and its name is:

DO NOT WRITE ABOVE THIS LINE; RESERVED FOR ACC USE ONLY.

MANAGER STRUCTURE ATTACHMENT

1.	ENTITY NAME - give the exact name of the LLC (foreign LLCs - give name in domicile state or country):

Cactus Realty, LLC

2.	A.C.C. FILE NUMBER (if known):

Find the A.C.C. file number on the upper corner of filed documents OR on our website at: http://www.azcc.gov/Divisions/Corporations

3.	Check one box only to indicate what document the Attachment goes with:
☒ Articles of Organization	☐ Articles of Amendment
☐ Application for Registration	☐ Articles of Amendment to Application for Registration

4.	MEMBERS - give the name and address of all Members. If more space is needed, use another Manager Structure Attachment form.

CIW Enterprises, Inc.
Name Crestwood Industrial Park
Address 1 24 Elmwood Ave.
Address 2 (optional) Mountaintop		PA	18707
City		State or Province	Zip
Country	UNITED STATES

STATUTORY AGENT ACCEPTANCE

Please read Instructions M002i

1.	ENTITY NAME - give the exact name in Arizona of the corporation or LLC that has appointed the Statutory Agent:

Cactus Realty, LLC

2.	A.C.C. FILE NUMBER (if entity is already incorporated or registered in AZ):
Find the A.C.C. file number on the upper corner o filed documents OR on our website at: http://www.azcc.gov/Dividions/Corporations

3.	STATUTORY AGENT NAME - give the exact name of the Statutory Agent appointed by the entity listed in number 1 above (this will be either an individual or an entity:

C T Corporation System

3.1	Check one box:	☐	The statutory agent is an Individual (natural person).

		☒	The statutory agent is an Entity.

STATUTORY AGENT SIGNATURE:

By the signature appearing below, the individual or entity named in number 3 above accepts the appointment as statutory agent for the entity named in number 1 above, and acknowledges that the appointment is effective until the entity replaces the statutory agent or the statutory agent resigns, whichever occurs first.

By checking the box marked “I accept” below, I acknowledge under penalty of perjury that this document together with any attachments is submitted in compliance with Arizona law.

☒ I ACCEPT

Maria T. Chambers
/s/ Maria T. Chambers	Special Assistant Secretary	10/5/12
Signature	Printed Name:	Date

REQUIRED – check one only:

☐	Individual as statutory agent: I am signing on behalf of myself as the Individual	☒	Entity as statutory agent: I am singing on behalf of the entity named as statutory agent, and I am authorized to act for that entity.

ARTICLES OF AMENDMENT

1.	ENTITY NAME - give the exact name of the LLC as currently shown in A.C.C. records:

Cactus Realty, LLC

☒	MEMBERS CHANGE (CHANGE IN MEMBERS) - see Instructions L015i - Use one block per person -
To REMOVE a member - list the name only of the member being removed and check “Remove member.”
To ADD a member - list the name and address of the member being added and check “Add member.”

1. CIW Enterprises, Inc.			2.
Name currently shown in ACC records			Name currently shown in ACC records Cornell Cookson, LLC
NEW Name			NEW Name 24 Elmwood Avenue
Address 1			Address 1
Address 2 (optional)			Address 2 (optional) Mountaintop		PA	18707
City	State or Province	Zip	City	UNITED STATES	State or Province	Zip
Country ☐ Address Change ☐ Add member ☐ Name change ☒ Remove member			Country ☐ Address Change ☒ Add member ☐ Name change ☐ Remove member

SIGNATURE:	By checking the box marked “I accept” below, I acknowledge under penalty or law that this document together with any attachments is submitted in compliance with Arizona law.

☒  I ACCEPT

/s/ Seth L. Kaplan	Seth L. Kaplan	06/09/18
Signature	Printed Name:	Date

☐	This is a manager-managed LLC and I am signing individually as a manager or I am signing for an entity manager named:	☒	This is a member-managed LLC and I am signing individually as a member or I am signing for an entity member named:
CORNELLCOOKSON, LLC

ARTICLES OF AMENDMENT

1.	ENTITY NAME — give the exact name of the LLC as currently shown in A.C.C. records:

Cactus Realty, LLC

☒ ENTITY NAME CHANGE — type or print the exact NEW name of the LLC in the space below:

Cornell Real Estate Holdings, LLC

SIGNATURE:	By checking the box marked “I accept” below, I acknowledge under penalty of law that this document together with any attachments is submitted in compliance with Arizona law.

☒ I ACCEPT

/s/ Seth L. Kaplan	Seth L. Kaplan	7/30/18
Signature	Printed Name:	Date

REQUIRED – check only one and fill in the corresponding blank if signing for an entity:

☐	This is a manager-managed LLC and I am signing individually as a manager or I am signing for an entity manager named:	☒	This is a member-managed LLC and I am signing individually as a member or I am signing for an entity member named:
CORNELLCOOKSON, LLC